UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 8, 2011, we completed an underwritten public offering of $400.0 million in aggregate principal amount of Digital Realty Trust, L.P.’s 5.250% Notes due 2021, which we refer to as the Notes, fully and unconditionally guaranteed by Digital Realty Trust, Inc. The terms of the Notes are governed by a base indenture, dated as of March 8, 2011, by and among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee, as supplemented by a supplemental indenture, dated as of March 8, 2011, by and among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and the trustee. The base indenture and the supplemental indenture contain various restrictive covenants, including limitations on our ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Deutsche Bank Trust Company Americas is also the trustee for Digital Realty Trust, L.P.’s 4.50% Notes due 2015. Copies of the base indenture and the supplemental indenture, including the form of the Notes and the guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Item 8.01	Other Events.

In connection with the issuance and sale of the Notes, Digital Realty Trust, L.P. and Digital Realty Trust, Inc. entered into an underwriting agreement, dated March 1, 2011, with Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named in the underwriting agreement. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 1, 2009, as amended by a post-effective amendment filed on November 15, 2010 (Registration Nos. 333-158958 and 333-158958-01), a base prospectus, dated November 15, 2010, included as part of the registration statement, and a prospectus supplement, dated March 1, 2011, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 1, 2011, among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 8, 2011, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Supplemental Indenture No. 1, dated as of March 8, 2011, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee, including the form of 5.250% Notes due 2021 and the guarantee.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 8, 2011

Digital Realty Trust, Inc.

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 1, 2011, among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 8, 2011, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Supplemental Indenture No. 1, dated as of March 8, 2011, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee, including the form of 5.250% Notes due 2021 and the guarantee.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).